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                                                                      EXHIBIT 21
                                    LIST A

                       TURNER BROADCASTING SYSTEM, INC.
                          (WHOLLY-OWNED SUBSIDARIES)




1.     Atlanta National League Baseball Club, Inc. ("ANLBC")

       ANLBC Subs:     a.     Atlanta Braves, Inc.
                       b.     Braves Productions, Inc.
                       c.     The Stadium Club, Inc.

2.     CR Acquisition Co.
3.     Cable News Network, Inc. ("CNN")

       CNN Subs:       a.     CNN America, Inc.
                       b.     CNN Business News International, Inc.
                       c.     CNN Germany, Inc.
                       d.     Cable News International, Inc.

4.     Castle Rock Entertainment, Inc.
5.     Goodwill Games, Inc. ("GWG")

       GWG Subs:       a.     Gamma Productions, Inc.
                       b.     Turner Leasing Company, Inc.

6.     HB Holding Co. ("HBC")

       HBC Sub:        a.     Hanna-Barbera Entertainment Co., Inc. ("HBEC")

            HBEC Subs:       1.      Hanna-Barbera Enterprises, Inc.
                             2.      Hanna-Barbera Home Video, Inc.
                             3.      Hanna-Barbera Music Corp.
                             4.      Hanna-Barbera Productions, Inc. ("HBPI")

                 HBPI Subs:         a.      Fil-Cartoons, Inc.
                                    b.      Hanna-Barbera B.V.

                             5.      Hanna-Barbera Retail, Inc.
                             6.      R-S Pictures, Inc.
                             7.      Raby-Spar Enterprises, Inc.


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7.      Hanna-Barbera, Inc. ("HB")

        HB Subs:       a.      Barhanna Music, Inc.
                       b.      Hanna-Barbera Cartoons, Inc. ("HBCI")

              HBCI Subs:      1.      Bedrock Productions, Inc.
                              2.      The Endangered Film Company, Inc.

                       c.      Hanna-Barbera Character Art Services, Inc.
                       d.      Newbar Music, Inc.
                       e.      Vineland Productions, Inc.

 8.     Hawks Basketball, Inc.
 9.     ICC Ventures, Inc.
10.     New Line Cinema Corporation ("NL")

        NL Subs:       a.      Alex Entertainment, Inc.
                       b.      Juno Pix, Inc.
                       c.      Katja Motion Picture Corp.
                       d.      Lampline, Inc.
                       e.      Mitchell Entertainment, Inc.
                       f.      New Line Distribution, Inc.
                       g.      New Line Home Video, Inc.
                       h.      New Line International Releasing, Inc.
                       i.      New Line New Media, Inc.
                       j.      New Line Productions, Inc. ("NLP")

              NLP Subs:       1.      Justine Pictures AVV
                              2.      Venus Productions Ltd.

                       k.      New Line Realty of New York, Inc.
                       l.      New Line Television, Inc.
                       m.      New Line Television International Limited
                       n.      Nicolas Entertainment, Inc.

11.     RET Corporation
12.     RET Music, Inc.
13.     Soviet-American Trading Corporation
14.     TBS Properties, Inc.
15.     Turner Arena Productions and Sales, Inc. ("TAPS")

        TAPS Subs:     a.      Atlanta Coliseum, Inc.
                       b.      The Omni Promotions Management Company
                               ("OPMC")

             OPMC Subs:       1.      Techwood Entertainment, Inc.

                       c.      Seats, Inc.

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16.     Turner Broadcasting Sales, Inc.
17.     Turner Cable Network Sales, Inc.
18.     Turner Entertainment Group, Inc. ("TEG")

        TEG Subs:       a.      Turner Entertainment Networks, Inc. ("TENI")

                TENI Subs:      1.  The Cartoon Network, Inc.
                                2.  Superstation, Inc. ("SSI")

                        SSI Sub:    a.   TBS Productions, Inc. ("TBSP")

                           TBSP Subs:        1.   North Center Productions, Inc.
                                             2.   Ten 50 Productions, Inc.

                                3.  Turner Classic Movies, Inc.
                                4.  Turner Entertainment Networks Asia, Inc.
                                5.  Turner Network Television, Inc. ("TNT")

                        TNT Subs:   a.   Retro, Inc.
                                    b.   Spanish Creek Productions, Inc.
                                    c.   TNT Music Publishing, Inc.
                                    d.   Techwood Music, Inc.
                                    e.   Techwood Productions, Inc.

                             b.  Turner Home Entertainment, Inc. ("THE")

                THE Subs:       1.  Turner Educational Services, Inc.
                                2.  Turner Pictures Worldwide Distribution, Inc.
                                3.  Turner Publishing, Inc.

                             c.  Turner Entertainment Co. ("TEC")

                TEC Subs:       1.  Clarington Productions, Inc.
                                2.  Elstree Ltd.
                                3.  Entertainment Film and Tape Services Co.
                                4.  Filmland Data Processing Co.
                                5.  Filmland Production Co.
                                6.  H-B Distribution Co.
                                7.  Premier Record Corporation
                                8.  TEC Bounty Exhibition, Inc.
                                9.  Turner Affiliated Music, Inc.
                               10.  Turner Entertainment Associated, Inc.
                               11.  Turner Entertainment Co. (de Mexico)
                               12.  Turner Entertainment Film Co.
                               13.  Turner Entertainment Manila, Inc.
                               14.  Turner Entertainment Oriental Co., Inc.
                               15.  Turner Entertainment Pictures of Canada
                                    Limited



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                                        16.     Turner Music Inc,.
                                        17.     Turner Tape Storage Co.

                                d.      Turner Pictures Worldwide, Inc. ("TPW")

                TPW Subs:                1.     Colbath, Inc.
                                         2.     Original Productions, Inc.
                                                ("OPI")

                                OPI Subs:               a.      Original
                                                                Entertainment,
                                                                Inc.
                                                        b.      Original
                                                                Pictures, Inc.

                                         3.     Turner Feature Animation, Inc.

        19.     Turner Home Satellite, Inc.
        20.     Turner International, Inc. ("TI")

                TI Subs:        a.       Turner Czech, Inc.
                                b.       Turner Entertainment Co. (de Puerto
                                         Rico)
                                c.       Turner International Argentina S.A.
                                d.       Turner International Australia Pty.
                                         Limited
                                e.       Turner International Broadcasting
                                         Russia, Inc.
                                f.       Turner International Canada, Inc.
                                g.       Turner International China, Inc.
                                h.       Turner International do Brasil Ltda.
                                i.       Turner International Far East Limited
                                j.       Turner International Holding Company
                                k.       Turner International India Private
                                         Limited
                                l.       Turner International Japan, Inc.
                                m.       Turner International Mexico, S.A. de
                                         C.V.
                                n.       Turner International Netherlands B.V.
                                o.       Turner International Television
                                         Licensing Co., Inc.
                                p.       Turner International Co. UK Limited
                                         ("TMCUKL")

                TMCUKL Subs:                    1.      Castle Rock
                                                        International (UK)
                                                        Limited
                                                2.      Turner Entertainment
                                                        Networks International
                                                        Limited ("TENIL")

                                TENIL Subs:             a.      The Cartoon
                                                                Network Limited
                                                        b.      Turner Network
                                                                Television
                                                                Limited
                                                3.      Turner Home
                                                        Entertainment UK Limited
                                                4.      Turner International
                                                        Advertising Sales
                                                        Limited
                                                5.      Turner International
                                                        Network Sales Limited
                                                        ("TINSL")


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                        TINSL Sub:        a.  Turner Brodcasting International
                                              Limited

                                   6.     Turner International Television
                                          Licensing Limited

                                   7.     Turner Pictures Worldwide (UK) Limited

                       q.     Turner Productions S.A.
                       r.     Turner Slovakia, Inc.

21.     Turner Marketing, Inc.
22.     Turner Music Publishing, Inc.
23.     Turner Omni Venture, Inc.
24.     Turner Private Networks, Inc. ("TPNI")

        TPNI Subs:     a.     AC Holdings, Inc.
                       b.     COC Holdings, Inc.

25.     Turner Program Services, Inc.
26.     Turner Reciprocal Advertising Corporation
27.     Turner Retail Company
28.     Turner Security, Inc.
29.     Turner Sports, Inc.
30.     Turner Sports Programming, Inc.
31.     Turner Teleport, Inc.
32.     World Championship Wrestling, Inc.






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                                    LIST B

                       TURNER BROADCASTING SYSTEM, INC.

                      ALPHABETICAL LIST OF SUBSIDIARIES


 1.   AC Holdings, Inc.
 2.   Alex Entertainment, Inc.
 3.   Atlanta Braves, Inc.
 4.   Atlanta Coliseum, Inc.
 5.   Atlanta National League Baseball Club, Inc.
 6.   Barhanna Music, Inc.
 7.   Bedrock Productions, Inc.
 8.   Braves Productions, Inc.
 9.   CNN America, Inc.
10.   CNN Business News International, Inc.
11.   CNN Germany, Inc.
12.   COC Holdings, Inc.
13.   CR Acquisition Co.
14.   Cable News International, Inc.
15.   Cable News Network, Inc.
16.   The Cartoon Network, Inc.
17.   The Cartoon Network Limited
18.   Castle Rock Entertainment, Inc.
19.   Castle Rock International (UK) Limited
20.   Clarington Productions, Inc.
21.   Colbath, Inc.
22.   Elstree Ltd.
23.   The Endangered Film Company, Inc.
24.   Entertainment Film and Tape Services Co.
25.   Fil-Cartoons, Inc.
26.   Filmland Data Processing Co.
27.   Filmland Production Co.
28.   Gamma Productions, Inc.
29.   Goodwill Games, Inc.
30.   H-B Distribution Co.
31.   HB Holding Co.
32.   Hanna-Barbera B.V.
33.   Hanna-Barbera Cartoons, Inc.
34.   Hanna-Barbera Character Art Services, Inc.
35.   Hanna-Barbera Enterprises, Inc.
36.   Hanna-Barbera Entertainment Co., Inc.
37.   Hanna-Barbera Home Video, Inc.
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38.   Hanna-Barbera, Inc.
39.   Hanna-Barbera Music Corp.
40.   Hanna-Barbera Productions, Inc.
41.   Hanna-Barbera Retail, Inc.
42.   Hawks Basketball, Inc.
43.   ICC Ventures, Inc.
44.   Juno Pix, Inc.
45.   Justine Pictures AVV
46.   Katja Motion Picture Corp.
47.   Lampline, Inc.
48.   Mitchell Entertainment, Inc.
49.   Newbar Music, Inc.
50.   New Line Cinema Corporation
51.   New Line Distribution, Inc.
52.   New Line Home Video, Inc.
53.   New Line International Releasing, Inc.
54.   New Line New Media, Inc.
55.   New Line Productions, Inc.
56.   New Line Realty of New York, Inc.
57.   New Line Television, Inc.
58.   New Line Television International Limited
59.   Nicolas Entertainment, Inc.
60.   North Center Productions, Inc.
61.   The Omni Promotions Management Company
62.   Original Entertainment Inc.
63.   Original Pictures, Inc.
64.   Original Productions, Inc.
65.   Premier Record Corporation
66.   RET Corporation
67.   RET Music, Inc.
68.   R-S Pictures, Inc.
69.   Raby-Spar Enterprises, Inc.
70.   Retro, Inc.
71.   Seats, Inc.
72.   Soviet-American Trading Corporation
73.   Spanish Creek Productions, Inc.
74.   The Stadium Club, Inc.
75.   Superstation, Inc.
76.   TBS Productions, Inc.
77.   TBS Properties, Inc.
78.   TEC Bounty Exhibition, Inc.
79.   TNT Music Publishing, Inc.
80.   Techwood Entertainment, Inc.
81.   Techwood Music, Inc.
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 82.   Techwood Productions, Inc.
 83.   Ten 50 Productions, Inc.
 84.   Turner Affiliated Music, Inc.
 85.   Turner Arena Productions and Sales, Inc.
 86.   Turner Broadcasting International Limited
 87.   Turner Broadcasting Sales, Inc.
 88.   Turner Cable Network Sales, Inc.
 89.   Turner Classic Movies, Inc.
 90.   Turner Czech, Inc.
 91.   Turner Educational Services, Inc.
 92.   Turner Entertainment Associated, Inc.
 93.   Turner Entertainment Co.
 94.   Turner Entertainment Co. (de Mexico)
 95.   Turner Entertainment Co. (de Puerto Rico)
 96.   Turner Entertainment Film Co.
 97.   Turner Entertainment Group, Inc.
 98.   Turner Entertainment Manila, Inc.
 99.   Turner Entertainment Networks Asia, Inc.
100.   Turner Entertainment Networks, Inc.
101.   Turner Entertainment Networks International Limited
102.   Turner Entertainment Oriental Co., Inc.
103.   Turner Entertainment Pictures of Canada Limited
104.   Turner Feature Animation, Inc.
105.   Turner Home Entertainment, Inc.
106.   Turner Home Entertainment UK Limited
107.   Turner Home Satellite, Inc.
108.   Turner International Advertising Sales Limited
109.   Turner International Argentina S.A.
110.   Turner International Australia Pty. Limited
111.   Turner International Broadcasting Russia, Inc.
112.   Turner International Canada, Inc.
113.   Turner International China, Inc.
114.   Turner International do Brasil Ltda.
115.   Turner International Far East Limited
116.   Turner International Holding Company
117.   Turner International, Inc.
118.   Turner International India Private Limited
119.   Turner International Japan, Inc.
120.   Turner International Mexico, S.A. de C.V.
121.   Turner International Netherlands B.V.
122.   Turner International Network Sales Limited
123.   Turner International Television Licensing Co., Inc.
124.   Turner International Television Licensing Limited
125.   Turner Leasing Company, Inc.
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126.   Turner Management Co. UK Limited
127.   Turner Marketing, Inc.
128.   Turner Music, Inc.
129.   Turner Music Publishing, Inc.
130.   Turner Network Television, Inc.
131.   Turner Network Television Limited
132.   Turner Omni Venture, Inc.
133.   Turner Pictures Worldwide Distribution, Inc.
134.   Turner Pictures Worldwide, Inc.
135.   Turner Pictures Worldwide (UK) Limited
136.   Turner Private Networks, Inc.
137.   Turner Productions S.A.
138.   Turner Program Services, Inc.
139.   Turner Publishing, Inc.
140.   Turner Reciprocal Advertising Corporation
141.   Turner Retail Company
142.   Turner Security, Inc.
143.   Turner Slovakia, Inc.
144.   Turner Sports, Inc.
145.   Turner Sports Programming, Inc.
146.   Turner Tape Storage Co.
147.   Turner Teleport, Inc.
148.   Venus Productions Ltd.
149.   Vineland Productions, Inc.
150.   World Championship Wrestling, Inc.
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                                     LIST C

                        TURNER BROADCASTING SYSTEM, INC.

                    AFFILIATED PARTNERSHIPS AND CORPORATIONS



1.       Atlanta Hawks, L.P. a Georgia limited partnership
         (owns the Atlanta Hawks basketball team)

                 GENERAL PARTNER:     Hawks Management Company (1%)

                 LIMITED PARTNERS:    Hawks Basketball, Inc. (96%)
                                      Turner Advertising Company (2%)
                                      Hawks Management Company (1%)

2.       CNN Center Ventures, a Georgia general partnership
         (owns the CNN Center complex)

                 GENERAL PARTNERS:    ICC Ventures, Inc. (25%)
                                      Turner Omni Venture, Inc. (75%)

3. Castle Rock Entertainment, a California General Partnership ("CRE") (film production)

                 GENERAL PARTNERS:    Turner Broadcasting System, Inc. (41.25%)
                                      Castle Rock Entertainment, Inc. (58.75%)

                 CRE SUBS:        a.  All Night Productions, Inc.
                                  b.  Black Parrot Productions, Inc.
                                  c.  Burmat Limited
                                  d.  Castle Rock Enterprises, Inc.
                                  e.  Castle Rock Pictures, Inc.
                                  f.  Castle Rock Productions, Limited
                                  g.  G.S.E. Enterprises, Inc.
                                  h.  Needful Productions, Ltd.
                                  i.  Sam Productions, Ltd.
                                  j.  Signal Hill Productions, Inc.
                                  k.  Train Wreck Productions, Inc.
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4.      The Omni Promotions Company Limited, a Georgia limited partnership
        (This entity rents out the Omni Coliseum facility for every event other than Atlanta Hawks basketball games.)

                GENERAL PARTNER: The Omni Promotions Management Company (2%)

                LIMITED PARTNER: Turner Arena Productions and Sales, Inc. (98%)